UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21667

Fidelity Central Investment Portfolios LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2022

Item 1.

Reports to Stockholders

Fidelity® U.S. Equity Central Fund

Annual Report

June 30, 2022

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended June 30, 2022	Past 1 year	Life of fundA
Fidelity® U.S. Equity Central Fund	(15.73)%	7.27%

 A From September 18, 2020

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Equity Central Fund on September 18, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI U.S. Investable Market 2500 Index performed over the same period.

15,000
14,000
13,000
12,000
11,000
10,000
$9,800
2020
2021
'22

Period Ending Values
$11,332	Fidelity® U.S. Equity Central Fund
$11,554	MSCI U.S. Investable Market 2500 Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -10.62% for the 12 months ending June 30, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. Against this backdrop, the index returned -8.72% in April amid clearer signals of the Fed’s intention to tighten monetary policy. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. The S&P 500® gained 0.18% for the month. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without reinvesting the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Partly in reaction, the S&P 500 returned -8.25% in June and -19.96% since the end of 2021 – its worst first-half result to begin a year since 1970. For the full 12 months, the growth-oriented communication services (-29%) and consumer discretionary (-24%) sectors lagged most. In contrast, energy (+40%) rode a surge in commodity prices and led by a wide margin, followed by defensive sectors, such as utilities (+14%).

Comments from Portfolio Manager Robert Stansky:  For the fiscal year ending June 30, 2022, the fund returned -15.73%, trailing the -13.77% result of the benchmark MSCI U.S. Investable Market 2500 Index. Versus the benchmark, security selection was the primary detractor. The pharmaceuticals, biotechnology & life sciences segment of the health care sector hurt the most by far. Weak stock picks in consumer discretionary and industrials also hampered the fund's relative result. Not owning Chevron, a benchmark component that gained roughly 44%, was the largest individual relative detractor. Avoiding Pfizer, a benchmark component that rose about 38%, proved to be our second-largest relative detractor this period. Sidestepping AbbVie, a benchmark component that advanced 42%, also was detrimental to relative performance. In contrast, the biggest contributor to performance versus the benchmark was security selection in financials. Picks among information technology stocks boosted the fund's relative performance to a lesser extent. The fund's largest individual relative contributor was an overweighting in Travelers Companies, which gained about 16% the past year. The stock was among our biggest holdings as of June 30. An out-of-benchmark position in MEG Energy (+92%) also added value. Another notable relative contributor was the portfolio’s outsized exposure to Exxon Mobil (+42%), which was one of our largest holdings at period end. Notable changes in positioning included a reduced allocation to the communication services sector and higher exposure to consumer staples companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of June 30, 2022

% of fund's net assets
Microsoft Corp.	6.6
Apple, Inc.	6.4
Alphabet, Inc. Class A	3.9
Amazon.com, Inc.	2.9
UnitedHealth Group, Inc.	1.7
Exxon Mobil Corp.	1.4
Bank of America Corp.	1.4
Meta Platforms, Inc. Class A	1.4
The Travelers Companies, Inc.	1.2
Tesla, Inc.	1.1
28.0

Market Sectors as of June 30, 2022

% of fund's net assets
Information Technology	25.5
Health Care	14.5
Consumer Discretionary	11.1
Financials	10.7
Communication Services	8.8
Industrials	8.6
Consumer Staples	6.5
Energy	4.3
Real Estate	3.5
Utilities	3.0
Materials	2.8

Asset Allocation (% of fund's net assets)

As of June 30, 2022*
Stocks and Equity Futures	99.2%
Convertible Securities	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Foreign investments - 7.9%

Schedule of Investments June 30, 2022

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
COMMUNICATION SERVICES - 8.7%
Diversified Telecommunication Services - 0.2%
Liberty Global PLC Class C (a)	1,650,518	$36,459,943
Entertainment - 1.6%
Activision Blizzard, Inc.	544,325	42,381,145
Cinemark Holdings, Inc. (a)(b)	570,500	8,568,910
Electronic Arts, Inc.	376,696	45,825,068
Endeavor Group Holdings, Inc. (a)	316,300	6,503,128
Lions Gate Entertainment Corp.:
Class A (a)(b)	89,400	832,314
Class B (a)	610,626	5,391,828
Marcus Corp. (a)(b)	420,200	6,206,354
Netflix, Inc. (a)	309,105	54,053,191
Take-Two Interactive Software, Inc. (a)	157,760	19,330,333
The Walt Disney Co. (a)	666,620	62,928,928
Warner Bros Discovery, Inc. (a)	125,288	1,681,365
Warner Music Group Corp. Class A	230,600	5,617,416
World Wrestling Entertainment, Inc. Class A (b)	137,824	8,612,622
		267,932,602
Interactive Media & Services - 5.6%
Alphabet, Inc. Class A (a)	297,550	648,438,813
Angi, Inc. (a)(b)	991,732	4,542,133
IAC (a)	15,000	1,139,550
Meta Platforms, Inc. Class A (a)	1,401,325	225,963,656
Snap, Inc. Class A (a)	1,025,200	13,460,876
Twitter, Inc. (a)	551,900	20,635,541
Zoominfo Technologies, Inc. (a)	148,000	4,919,520
		919,100,089
Media - 0.6%
Advantage Solutions, Inc. Class A (a)	2,286,269	8,687,822
Altice U.S.A., Inc. Class A (a)	848,200	7,845,850
Comcast Corp. Class A	993,182	38,972,462
DISH Network Corp. Class A (a)	77,263	1,385,326
Liberty Broadband Corp.:
Class A (a)	62,800	7,130,940
Class C (a)	311,400	36,010,296
S4 Capital PLC (a)	740,200	2,065,196
TechTarget, Inc. (a)	27,700	1,820,444
		103,918,336
Wireless Telecommunication Services - 0.7%
T-Mobile U.S., Inc. (a)	858,938	115,561,519

TOTAL COMMUNICATION SERVICES		1,442,972,489

CONSUMER DISCRETIONARY - 11.0%
Auto Components - 0.0%
Adient PLC (a)	175,764	5,207,887
Automobiles - 1.2%
Ferrari NV	46,691	8,566,865
Tesla, Inc. (a)	283,550	190,948,241
		199,515,106
Hotels, Restaurants & Leisure - 2.1%
Airbnb, Inc. Class A (a)	156,900	13,976,652
ARAMARK Holdings Corp.	709,994	21,747,116
Booking Holdings, Inc. (a)	32,400	56,667,276
Brinker International, Inc. (a)	164,500	3,623,935
Caesars Entertainment, Inc. (a)	571,828	21,901,012
Chipotle Mexican Grill, Inc. (a)	20,527	26,834,126
Churchill Downs, Inc.	138,750	26,574,788
Compass Group PLC	587	12,052
Domino's Pizza, Inc.	46,600	18,160,486
Dutch Bros, Inc. (b)	189,080	5,984,382
Flutter Entertainment PLC (a)	97,300	9,764,465
Hilton Worldwide Holdings, Inc.	400,271	44,606,200
Lindblad Expeditions Holdings (a)	429,849	3,481,777
Marriott International, Inc. Class A	303,900	41,333,439
McDonald's Corp.	35,409	8,741,774
Noodles & Co. (a)	862,335	4,052,975
Penn National Gaming, Inc. (a)	285,400	8,681,868
Planet Fitness, Inc. (a)	201,607	13,711,292
Ruth's Hospitality Group, Inc.	194,793	3,167,334
Vail Resorts, Inc.	39,179	8,542,981
Wingstop, Inc. (b)	96,027	7,179,939
		348,745,869
Household Durables - 0.2%
D.R. Horton, Inc.	149,520	9,896,729
Lennar Corp. Class A	171,576	12,108,118
Tempur Sealy International, Inc.	291,100	6,220,807
Tupperware Brands Corp. (a)(b)	123,109	780,511
		29,006,165
Internet & Direct Marketing Retail - 3.2%
Amazon.com, Inc. (a)	4,452,840	472,936,136
eBay, Inc.	434,000	18,084,780
Uber Technologies, Inc. (a)	1,688,012	34,536,726
		525,557,642
Multiline Retail - 0.6%
Dollar General Corp.	151,961	37,297,308
Dollar Tree, Inc. (a)	168,006	26,183,735
Ollie's Bargain Outlet Holdings, Inc. (a)	227,159	13,345,591
Target Corp.	127,300	17,978,579
		94,805,213
Specialty Retail - 2.0%
Aritzia, Inc. (a)	177,000	4,792,146
Bath & Body Works, Inc.	203,974	5,490,980
Burlington Stores, Inc. (a)	255,850	34,854,446
Dick's Sporting Goods, Inc.	89,318	6,731,898
Five Below, Inc. (a)	155,129	17,596,282
Floor & Decor Holdings, Inc. Class A (a)	281,516	17,724,247
Lowe's Companies, Inc.	463,530	80,964,785
Ross Stores, Inc.	251,047	17,631,031
The Home Depot, Inc.	309,413	84,862,704
TJX Companies, Inc.	902,586	50,409,428
Victoria's Secret & Co. (a)	207,857	5,813,760
Warby Parker, Inc. (a)(b)	420,000	4,729,200
		331,600,907
Textiles, Apparel & Luxury Goods - 1.7%
adidas AG	39,314	6,983,385
Capri Holdings Ltd. (a)	1,582,602	64,902,508
Crocs, Inc. (a)	80,100	3,898,467
Deckers Outdoor Corp. (a)	90,417	23,087,981
Levi Strauss & Co. Class A (b)	254,287	4,149,964
lululemon athletica, Inc. (a)	126,567	34,503,430
LVMH Moet Hennessy Louis Vuitton SE	14,691	9,003,791
NIKE, Inc. Class B	657,752	67,222,254
On Holding AG	306,200	5,416,678
PVH Corp.	398,621	22,681,535
Ralph Lauren Corp. (b)	64,370	5,770,771
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	81,100	2,885,538
Tapestry, Inc.	1,236,410	37,735,233
		288,241,535

TOTAL CONSUMER DISCRETIONARY		1,822,680,324

CONSUMER STAPLES - 6.5%
Beverages - 2.2%
Boston Beer Co., Inc. Class A (a)	107,600	32,599,572
Celsius Holdings, Inc. (a)	5,500	358,930
Constellation Brands, Inc. Class A (sub. vtg.)	134,166	31,268,728
Diageo PLC	104,581	4,517,138
Keurig Dr. Pepper, Inc.	843,001	29,833,805
Molson Coors Beverage Co. Class B	48,900	2,665,539
Monster Beverage Corp. (a)	567,478	52,605,211
PepsiCo, Inc.	204,700	34,115,302
Primo Water Corp.	135,200	1,808,976
The Coca-Cola Co.	2,832,691	178,204,591
		367,977,792
Food & Staples Retailing - 0.8%
Albertsons Companies, Inc.	52,300	1,397,456
BJ's Wholesale Club Holdings, Inc. (a)	39,000	2,430,480
Grocery Outlet Holding Corp. (a)	40,700	1,735,041
Performance Food Group Co. (a)	559,957	25,746,823
Sprouts Farmers Market LLC (a)	4,900	124,068
Sysco Corp.	33,900	2,871,669
The Real Good Food Co. LLC Class B (c)	156,156	2
U.S. Foods Holding Corp. (a)	662,608	20,328,813
Walgreens Boots Alliance, Inc.	3,300	125,070
Walmart, Inc.	689,400	83,817,252
		138,576,674
Food Products - 1.0%
Archer Daniels Midland Co.	24,100	1,870,160
Bunge Ltd.	162,200	14,709,918
Conagra Brands, Inc.	237,500	8,132,000
Darling Ingredients, Inc. (a)	108,700	6,500,260
Freshpet, Inc. (a)(b)	113,400	5,884,326
Ingredion, Inc.	1,400	123,424
Laird Superfood, Inc. (a)	119,100	227,481
Lamb Weston Holdings, Inc.	421,075	30,090,020
Mondelez International, Inc.	960,412	59,631,981
Nomad Foods Ltd. (a)	345,000	6,896,550
Sanderson Farms, Inc.	8,800	1,896,664
Sovos Brands, Inc.	13,289	210,896
The Hain Celestial Group, Inc. (a)	33,100	785,794
The Real Good Food Co. LLC Class B unit (d)	156,156	1,097,777
The Simply Good Foods Co. (a)	5,700	215,289
TreeHouse Foods, Inc. (a)	472,403	19,755,893
Tyson Foods, Inc. Class A	115,700	9,957,142
		167,985,575
Household Products - 1.4%
Energizer Holdings, Inc.	458,815	13,007,405
Kimberly-Clark Corp.	209,600	28,327,440
Procter & Gamble Co.	1,103,193	158,628,121
Reckitt Benckiser Group PLC	345	25,948
Reynolds Consumer Products, Inc.	548,920	14,969,048
Spectrum Brands Holdings, Inc.	41,200	3,379,224
The Clorox Co.	118,900	16,762,522
		235,099,708
Personal Products - 0.4%
Edgewell Personal Care Co.	251,300	8,674,876
Estee Lauder Companies, Inc. Class A	47,600	12,122,292
Herbalife Nutrition Ltd. (a)	1,132,613	23,161,936
Olaplex Holdings, Inc.	118,200	1,665,438
Shiseido Co. Ltd.	47,000	1,894,438
The Beauty Health Co. (a)	135,000	1,736,100
The Beauty Health Co. (a)(e)	600,000	7,716,000
The Honest Co., Inc. (a)	66,540	194,297
Unilever PLC	99,691	4,543,896
		61,709,273
Tobacco - 0.7%
Altria Group, Inc.	883,567	36,906,594
Philip Morris International, Inc.	725,453	71,631,229
RLX Technology, Inc. ADR (a)	990,900	2,110,617
		110,648,440

TOTAL CONSUMER STAPLES		1,081,997,462

ENERGY - 4.3%
Energy Equipment & Services - 0.5%
Baker Hughes Co. Class A	105,354	3,041,570
Halliburton Co.	913,400	28,644,224
Helmerich & Payne, Inc.	103,700	4,465,322
Liberty Oilfield Services, Inc. Class A (a)	702,400	8,962,624
Nextier Oilfield Solutions, Inc. (a)	487,600	4,637,076
Schlumberger Ltd.	964,600	34,494,096
Valaris Ltd. (a)	31,200	1,317,888
Weatherford International PLC (a)	196,700	4,164,139
		89,726,939
Oil, Gas & Consumable Fuels - 3.8%
Antero Resources Corp. (a)	606,400	18,586,160
Canadian Natural Resources Ltd.	1,200,659	64,519,564
CVR Energy, Inc.	122,200	4,093,700
Delek U.S. Holdings, Inc.	295,200	7,627,968
Exxon Mobil Corp.	2,808,438	240,514,630
Genesis Energy LP	1,762,600	14,136,052
Hess Corp.	711,075	75,331,286
Imperial Oil Ltd.	589,200	27,775,525
Kosmos Energy Ltd. (a)	3,262,873	20,197,184
MEG Energy Corp. (a)	4,486,750	62,114,578
Peabody Energy Corp. (a)(b)	206,600	4,406,778
Phillips 66 Co.	255,559	20,953,282
Range Resources Corp. (a)	325,400	8,053,650
Tourmaline Oil Corp.	397,200	20,653,042
Valero Energy Corp.	403,486	42,882,492
		631,845,891

TOTAL ENERGY		721,572,830

FINANCIALS - 10.7%
Banks - 5.1%
Bank of America Corp.	7,270,641	226,335,054
Bank of Ireland Group PLC	3,617,100	22,864,537
BankUnited, Inc.	179,448	6,382,965
BNP Paribas SA	346,470	16,572,344
Citizens Financial Group, Inc.	518,075	18,490,097
Comerica, Inc.	226,945	16,653,224
First Horizon National Corp.	694,763	15,187,519
JPMorgan Chase & Co.	553,573	62,337,856
M&T Bank Corp.	235,339	37,510,683
Piraeus Financial Holdings SA (a)	3,343,502	3,283,783
PNC Financial Services Group, Inc.	275,332	43,439,130
Signature Bank	82,093	14,711,887
Silvergate Capital Corp. (a)	49,000	2,622,970
Societe Generale Series A	968,937	21,422,918
Standard Chartered PLC (United Kingdom)	559,610	4,224,718
Starling Bank Ltd. Series D (a)(c)(e)	4,618,325	13,256,410
Sumitomo Mitsui Financial Group, Inc.	217,200	6,456,291
SVB Financial Group (a)	33,425	13,202,541
U.S. Bancorp	2,052,680	94,464,334
UniCredit SpA	1,834,529	17,531,390
Wells Fargo & Co.	4,536,771	177,705,320
Wintrust Financial Corp.	154,127	12,353,279
		847,009,250
Capital Markets - 1.8%
Bank of New York Mellon Corp.	1,995,051	83,213,577
BlackRock, Inc. Class A	83,009	50,555,801
Brookfield Asset Management, Inc. Class A	387,520	17,233,014
Cboe Global Markets, Inc.	149,002	16,865,536
Goldman Sachs Group, Inc.	9,265	2,751,890
Intercontinental Exchange, Inc.	491,907	46,258,934
Lazard Ltd. Class A	347,547	11,263,998
Patria Investments Ltd.	898,838	11,882,638
State Street Corp.	429,890	26,502,719
StepStone Group, Inc. Class A	403,631	10,506,515
TMX Group Ltd.	91,100	9,271,364
Virtu Financial, Inc. Class A	587,001	13,741,693
		300,047,679
Consumer Finance - 0.5%
American Express Co.	317,444	44,004,087
Capital One Financial Corp.	171,485	17,867,022
OneMain Holdings, Inc.	598,604	22,375,818
		84,246,927
Diversified Financial Services - 0.1%
Ant International Co. Ltd. Class C (a)(c)(e)	5,601,170	11,370,375
Jumo World Ltd. (c)	998	4,497,437
		15,867,812
Insurance - 2.9%
AIA Group Ltd.	505,200	5,520,103
Arch Capital Group Ltd. (a)	566,427	25,766,764
Arthur J. Gallagher & Co.	242,958	39,611,872
Chubb Ltd.	107,400	21,112,692
Globe Life, Inc.	356,213	34,720,081
Hartford Financial Services Group, Inc.	801,673	52,453,464
Marsh & McLennan Companies, Inc.	475,356	73,799,019
Prudential PLC	446,819	5,558,087
Reinsurance Group of America, Inc.	160,200	18,789,858
The Travelers Companies, Inc.	1,152,204	194,872,263
Unum Group	431,700	14,686,434
		486,890,637
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd.	667,333	25,959,254
MGIC Investment Corp.	1,191,030	15,006,978
Mr. Cooper Group, Inc. (a)	20	735
		40,966,967

TOTAL FINANCIALS		1,775,029,272

HEALTH CARE - 14.3%
Biotechnology - 2.6%
ADC Therapeutics SA (a)	281,100	2,234,745
Agios Pharmaceuticals, Inc. (a)	200,000	4,434,000
Alnylam Pharmaceuticals, Inc. (a)	190,000	27,711,500
Ambrx Biopharma, Inc. ADR	148,700	394,055
Arcutis Biotherapeutics, Inc. (a)	233,100	4,967,361
Argenx SE ADR (a)	150,000	56,832,000
Ascendis Pharma A/S sponsored ADR (a)	267,700	24,885,392
Atara Biotherapeutics, Inc. (a)	540,000	4,206,600
Beam Therapeutics, Inc. (a)(b)	120,000	4,645,200
BeiGene Ltd. ADR (a)	31,500	5,098,275
Blueprint Medicines Corp. (a)	230,000	11,617,300
Celldex Therapeutics, Inc. (a)	190,000	5,122,400
Century Therapeutics, Inc.	240,000	2,016,000
Cerevel Therapeutics Holdings (a)	400,000	10,576,000
Cytokinetics, Inc. (a)	560,000	22,002,400
Denali Therapeutics, Inc. (a)	180,000	5,297,400
Erasca, Inc.	750,000	4,177,500
Exelixis, Inc. (a)	460,000	9,577,200
Fate Therapeutics, Inc. (a)(b)	90,000	2,230,200
Generation Bio Co. (a)	240,000	1,574,400
Graphite Bio, Inc.	236,200	649,550
Imago BioSciences, Inc.	90,000	1,205,100
Innovent Biologics, Inc. (a)(d)	2,280,000	10,140,694
Instil Bio, Inc. (a)	440,000	2,032,800
Intellia Therapeutics, Inc. (a)	150,000	7,764,000
Janux Therapeutics, Inc.	160,000	1,953,600
Keros Therapeutics, Inc. (a)	125,000	3,453,750
Legend Biotech Corp. ADR (a)	315,000	17,325,000
Mirati Therapeutics, Inc. (a)	54,000	3,625,020
Nuvalent, Inc. Class A (a)	157,400	2,134,344
Poseida Therapeutics, Inc. (a)	511,800	1,320,444
PTC Therapeutics, Inc. (a)	319,900	12,815,194
Regeneron Pharmaceuticals, Inc. (a)	95,000	56,157,350
Relay Therapeutics, Inc. (a)	450,000	7,537,500
Sarepta Therapeutics, Inc. (a)	140,000	10,494,400
Scholar Rock Holding Corp. (a)	60,000	329,400
Shattuck Labs, Inc. (a)	280,000	1,136,800
Stoke Therapeutics, Inc. (a)	157,500	2,080,575
uniQure B.V. (a)	180,000	3,355,200
Vaxcyte, Inc. (a)	260,000	5,657,600
Vertex Pharmaceuticals, Inc. (a)	105,000	29,587,950
Verve Therapeutics, Inc.	70,000	1,069,600
Xencor, Inc. (a)	450,000	12,316,500
Xenon Pharmaceuticals, Inc. (a)	145,696	4,432,072
Zai Lab Ltd. (a)	2,000,000	6,818,066
Zentalis Pharmaceuticals, Inc. (a)	350,000	9,835,000
		424,827,437
Health Care Equipment & Supplies - 2.2%
Boston Scientific Corp. (a)	3,450,000	128,581,500
Envista Holdings Corp. (a)	500,000	19,270,000
Hologic, Inc. (a)	140,000	9,702,000
Insulet Corp. (a)	318,000	69,304,920
Masimo Corp. (a)	120,000	15,680,400
Novocure Ltd. (a)	100,000	6,950,000
Outset Medical, Inc. (a)	240,000	3,566,400
Penumbra, Inc. (a)	445,000	55,411,400
PROCEPT BioRobotics Corp.	200,000	6,538,000
ResMed, Inc.	185,000	38,781,550
Tandem Diabetes Care, Inc. (a)	320,000	18,940,800
		372,726,970
Health Care Providers & Services - 4.3%
1Life Healthcare, Inc. (a)	500,000	3,920,000
agilon health, Inc. (a)	1,700,000	37,111,000
Alignment Healthcare, Inc. (a)	856,600	9,773,806
Cano Health, Inc. (a)(b)	2,350,000	10,293,000
Centene Corp. (a)	700,000	59,227,000
Cigna Corp.	335,000	88,279,200
Guardant Health, Inc. (a)	190,000	7,664,600
HCA Holdings, Inc.	165,000	27,729,900
Humana, Inc.	250,000	117,017,500
LifeStance Health Group, Inc.	1,280,000	7,116,800
Oak Street Health, Inc. (a)	1,850,000	30,414,000
Surgery Partners, Inc. (a)	650,000	18,798,000
The Oncology Institute, Inc. (e)	761,936	3,855,396
UnitedHealth Group, Inc.	560,000	287,632,800
		708,833,002
Health Care Technology - 0.4%
Change Healthcare, Inc. (a)	600,000	13,836,000
Definitive Healthcare Corp. (b)	160,000	3,668,800
Doximity, Inc. (b)	350,000	12,187,000
Inspire Medical Systems, Inc. (a)	131,900	24,094,173
Medlive Technology Co. Ltd. (d)	800,000	1,176,531
Phreesia, Inc. (a)	280,000	7,002,800
		61,965,304
Life Sciences Tools & Services - 2.6%
10X Genomics, Inc. (a)	241,262	10,917,106
Agilent Technologies, Inc.	169,000	20,072,130
Avantor, Inc. (a)	650,000	20,215,000
Bio-Rad Laboratories, Inc. Class A (a)	40,000	19,800,000
Bruker Corp.	420,000	26,359,200
Charles River Laboratories International, Inc. (a)	60,000	12,838,200
Danaher Corp.	540,000	136,900,800
Eden Biologics, Inc. (a)(c)	1,008,062	0
Lonza Group AG	42,000	22,433,773
Nanostring Technologies, Inc. (a)	220,000	2,794,000
Olink Holding AB ADR (a)	350,000	5,320,000
Quanterix Corp. (a)	150,000	2,428,500
Sartorius Stedim Biotech	23,518	7,376,454
Seer, Inc. (a)	315,115	2,820,279
Stevanato Group SpA	350,000	5,533,500
Thermo Fisher Scientific, Inc.	210,000	114,088,800
West Pharmaceutical Services, Inc.	100,000	30,237,000
		440,134,742
Pharmaceuticals - 2.2%
Arvinas Holding Co. LLC (a)	211,555	8,904,350
AstraZeneca PLC (United Kingdom)	400,000	52,768,723
Bristol-Myers Squibb Co.	570,000	43,890,000
Chime Biologics Wuhan Co. Ltd. (a)(c)	1,008,062	525,029
Eli Lilly & Co.	460,000	149,145,800
Merck & Co., Inc.	180,000	16,410,600
Pharvaris BV (a)	208,000	4,596,800
Roche Holding AG (participation certificate)	100,000	33,429,985
Royalty Pharma PLC	1,340,000	56,333,600
Theseus Pharmaceuticals, Inc.	180,000	995,400
UCB SA	64,000	5,408,428
		372,408,715

TOTAL HEALTH CARE		2,380,896,170

INDUSTRIALS - 8.6%
Aerospace & Defense - 1.8%
Axon Enterprise, Inc. (a)	65,000	6,056,050
HEICO Corp. Class A	112,161	11,819,526
Howmet Aerospace, Inc.	442,600	13,919,770
L3Harris Technologies, Inc.	193,210	46,698,857
Lockheed Martin Corp.	158,700	68,234,652
Northrop Grumman Corp.	46,500	22,253,505
Raytheon Technologies Corp.	688,598	66,181,154
The Boeing Co. (a)	455,600	62,289,632
		297,453,146
Air Freight & Logistics - 0.1%
Air Transport Services Group, Inc. (a)	379,300	10,897,289
Airlines - 0.2%
Delta Air Lines, Inc. (a)	752,200	21,791,234
JetBlue Airways Corp. (a)	1,609,200	13,469,004
		35,260,238
Building Products - 0.9%
Carlisle Companies, Inc.	259,778	61,985,629
Fortune Brands Home & Security, Inc.	534,076	31,980,471
The AZEK Co., Inc. (a)	367,900	6,158,646
Trane Technologies PLC	433,710	56,325,918
		156,450,664
Commercial Services & Supplies - 0.9%
Cintas Corp.	178,528	66,685,564
Copart, Inc. (a)	62,302	6,769,735
CoreCivic, Inc. (a)	288,300	3,203,013
Waste Connections, Inc. (United States)	556,572	68,992,665
		145,650,977
Construction & Engineering - 0.3%
Willscot Mobile Mini Holdings (a)	1,721,900	55,823,998
Electrical Equipment - 0.5%
AMETEK, Inc.	788,132	86,607,825
Industrial Conglomerates - 0.2%
Honeywell International, Inc.	207,313	36,033,073
Machinery - 2.0%
AGCO Corp.	305,800	30,182,460
Caterpillar, Inc.	400,583	71,608,217
Chart Industries, Inc. (a)(b)	182,000	30,463,160
Deere & Co.	188,900	56,569,883
Fortive Corp.	1,501,194	81,634,930
IDEX Corp.	218,871	39,753,540
ITT, Inc.	298,500	20,071,140
		330,283,330
Marine - 0.1%
Eagle Bulk Shipping, Inc.	122,700	6,365,676
Genco Shipping & Trading Ltd.	248,400	4,799,088
		11,164,764
Professional Services - 0.3%
Equifax, Inc.	112,696	20,598,575
TransUnion Holding Co., Inc.	366,295	29,299,937
		49,898,512
Road & Rail - 1.3%
CSX Corp.	2,924,178	84,976,613
Landstar System, Inc.	293,285	42,649,505
Old Dominion Freight Lines, Inc.	87,183	22,343,259
Union Pacific Corp.	265,716	56,671,908
		206,641,285
Trading Companies & Distributors - 0.0%
Air Lease Corp. Class A	125,800	4,205,494

TOTAL INDUSTRIALS		1,426,370,595

INFORMATION TECHNOLOGY - 25.5%
Communications Equipment - 0.2%
Cisco Systems, Inc.	749,200	31,945,888
Electronic Equipment & Components - 0.5%
Cognex Corp.	205,522	8,738,795
Corning, Inc.	978,777	30,841,263
TE Connectivity Ltd.	255,341	28,891,834
Teledyne Technologies, Inc. (a)	21,700	8,139,887
Trimble, Inc. (a)	102,453	5,965,838
		82,577,617
IT Services - 4.1%
Affirm Holdings, Inc. (a)(b)	227,725	4,112,714
Akamai Technologies, Inc. (a)	382,605	34,943,315
AvidXchange Holdings, Inc. (b)	56,800	348,752
Block, Inc. Class A (a)	62,000	3,810,520
Capgemini SA	391,617	67,079,069
Cognizant Technology Solutions Corp. Class A	1,267,977	85,575,768
Cyxtera Technologies, Inc. (a)(e)	319,903	3,627,700
Cyxtera Technologies, Inc. Class A (a)	463,791	5,259,390
DXC Technology Co. (a)	165,783	5,024,883
ExlService Holdings, Inc. (a)	110,566	16,289,689
Gartner, Inc. (a)	94,135	22,764,667
Global Payments, Inc.	318,800	35,272,032
GoDaddy, Inc. (a)	524,300	36,470,308
MasterCard, Inc. Class A	334,400	105,496,512
MongoDB, Inc. Class A (a)	116,100	30,127,950
PayPal Holdings, Inc. (a)	556,152	38,841,656
Repay Holdings Corp. (a)	889,044	11,424,215
Snowflake, Inc. (a)	60,900	8,468,754
StoneCo Ltd. Class A (a)(b)	145,800	1,122,660
Thoughtworks Holding, Inc.	75,500	1,065,305
Twilio, Inc. Class A (a)	265,800	22,276,698
Visa, Inc. Class A	666,100	131,148,429
Wix.com Ltd. (a)	145,500	9,537,525
Worldline SA (a)(d)	144,976	5,375,198
		685,463,709
Semiconductors & Semiconductor Equipment - 2.6%
Advanced Micro Devices, Inc. (a)	468,971	35,862,212
Analog Devices, Inc.	962,961	140,678,972
Intel Corp.	1,046,900	39,164,529
Lam Research Corp.	15,800	6,733,170
Marvell Technology, Inc.	338,244	14,723,761
Microchip Technology, Inc.	918,404	53,340,904
Micron Technology, Inc.	1,580,511	87,370,648
NVIDIA Corp.	157,600	23,890,584
onsemi (a)	182,500	9,181,575
Skyworks Solutions, Inc.	172,063	15,939,916
		426,886,271
Software - 11.6%
Adobe, Inc. (a)	411,049	150,468,597
Alteryx, Inc. Class A (a)	148,700	7,200,054
Aspen Technology, Inc. (a)	68,590	12,598,611
Autodesk, Inc. (a)	345,532	59,417,683
Black Knight, Inc. (a)	189,900	12,417,561
Blackbaud, Inc. (a)	230,000	13,356,100
Blend Labs, Inc. (b)	284,300	670,948
Braze, Inc. (b)	25,800	934,734
Ceridian HCM Holding, Inc. (a)	370,100	17,424,308
Citrix Systems, Inc.	51,440	4,998,425
Constellation Software, Inc.	11,190	16,611,743
Coupa Software, Inc. (a)	122,400	6,989,040
Elastic NV (a)	285,900	19,346,853
Five9, Inc. (a)	24,800	2,260,272
GitLab, Inc.	18,500	983,090
HashiCorp, Inc.	21,500	632,960
HubSpot, Inc. (a)	70,204	21,106,833
Micro Focus International PLC	751,494	2,557,191
Microsoft Corp.	4,246,159	1,090,541,007
Momentive Global, Inc. (a)	329,600	2,900,480
New Relic, Inc. (a)(b)	152,300	7,622,615
NortonLifeLock, Inc.	1,490,710	32,735,992
Palo Alto Networks, Inc. (a)(b)	166,530	82,255,828
PTC, Inc. (a)	344,057	36,587,021
Roper Technologies, Inc.	135,300	53,396,145
Salesforce.com, Inc. (a)	984,638	162,504,656
Samsara, Inc. (b)	70,500	787,485
Smartsheet, Inc. (a)	67,800	2,130,954
Tenable Holdings, Inc. (a)	672,700	30,547,307
Workday, Inc. Class A (a)	304,689	42,528,491
Workiva, Inc. (a)	54,200	3,576,658
Zendesk, Inc. (a)	431,600	31,968,612
Zoom Video Communications, Inc. Class A (a)	88,700	9,576,939
		1,939,635,193
Technology Hardware, Storage & Peripherals - 6.5%
Apple, Inc.	7,779,132	1,063,562,927
Western Digital Corp. (a)	329,014	14,749,698
		1,078,312,625

TOTAL INFORMATION TECHNOLOGY		4,244,821,303

MATERIALS - 2.8%
Chemicals - 1.9%
Air Products & Chemicals, Inc.	85,089	20,462,203
Albemarle Corp.	102,200	21,357,756
Ashland Global Holdings, Inc.	30,100	3,101,805
CF Industries Holdings, Inc.	291,900	25,024,587
Corteva, Inc.	377,800	20,454,092
DuPont de Nemours, Inc.	236,207	13,128,385
Eastman Chemical Co.	33,900	3,043,203
Ecolab, Inc.	125,601	19,312,410
Element Solutions, Inc.	189,300	3,369,540
FMC Corp.	28,252	3,023,247
Huntsman Corp.	112,100	3,178,035
International Flavors & Fragrances, Inc.	111,920	13,331,910
Linde PLC	219,500	63,112,835
Livent Corp. (a)(b)	161,900	3,673,511
LyondellBasell Industries NV Class A	120,600	10,547,676
Nutrien Ltd.	183,300	14,597,641
Olin Corp.	224,584	10,393,748
PPG Industries, Inc.	89,300	10,210,562
RPM International, Inc.	57,700	4,542,144
Sherwin-Williams Co.	108,983	24,402,384
The Mosaic Co.	260,100	12,284,523
The Scotts Miracle-Gro Co. Class A (b)	20,300	1,603,497
Tronox Holdings PLC	917,300	15,410,640
Wacker Chemie AG	18,500	2,667,662
		322,233,996
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	30,722	9,193,251
Summit Materials, Inc. (a)	126,540	2,947,117
Vulcan Materials Co.	64,200	9,122,820
		21,263,188
Containers & Packaging - 0.2%
Aptargroup, Inc.	44,100	4,551,561
Avery Dennison Corp.	48,900	7,915,443
Ball Corp.	141,700	9,744,709
Crown Holdings, Inc.	96,295	8,875,510
Packaging Corp. of America	33,800	4,647,500
		35,734,723
Metals & Mining - 0.5%
Alcoa Corp.	279,200	12,725,936
Commercial Metals Co.	158,156	5,234,964
Compass Minerals International, Inc.	21,400	757,346
First Quantum Minerals Ltd.	349,900	6,638,097
Freeport-McMoRan, Inc.	728,200	21,307,132
Lundin Mining Corp.	358,900	2,275,190
Newmont Corp.	343,456	20,494,020
Reliance Steel & Aluminum Co.	51,400	8,730,804
Royal Gold, Inc.	29,300	3,128,654
Steel Dynamics, Inc.	47,900	3,168,585
		84,460,728
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	82,000	4,297,620
West Fraser Timber Co. Ltd.	25,800	1,979,697
		6,277,317

TOTAL MATERIALS		469,969,952

REAL ESTATE - 3.5%
Equity Real Estate Investment Trusts (REITs) - 3.2%
Alexandria Real Estate Equities, Inc.	90,400	13,110,712
American Tower Corp.	227,504	58,147,747
Crown Castle International Corp.	298,100	50,194,078
CubeSmart	984,415	42,054,209
Douglas Emmett, Inc.	299,300	6,698,334
Duke Realty Corp.	307,500	16,897,125
EastGroup Properties, Inc.	88,500	13,658,205
Equinix, Inc.	56,400	37,055,928
Equity Lifestyle Properties, Inc.	305,600	21,535,632
Essex Property Trust, Inc.	96,159	25,146,540
Four Corners Property Trust, Inc.	646,003	17,177,220
Invitation Homes, Inc.	566,951	20,172,117
Mid-America Apartment Communities, Inc.	168,200	29,379,494
Phillips Edison & Co., Inc. (b)	190,900	6,377,969
Prologis (REIT), Inc.	359,191	42,258,821
Public Storage	21,100	6,597,337
RLJ Lodging Trust	783,985	8,647,355
Ryman Hospitality Properties, Inc. (a)	171,900	13,069,557
SITE Centers Corp.	843,900	11,367,333
Spirit Realty Capital, Inc.	208,700	7,884,686
Terreno Realty Corp.	100,500	5,600,865
UDR, Inc.	90,700	4,175,828
Urban Edge Properties	505,400	7,687,134
Ventas, Inc.	617,400	31,752,882
VICI Properties, Inc.	597,000	17,784,630
Washington REIT (SBI)	160,100	3,411,731
Welltower, Inc.	216,200	17,804,070
		535,647,539
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	320,100	23,562,561
Digitalbridge Group, Inc. (a)	1,230,100	6,002,888
Doma Holdings, Inc. Class A (a)	2,667,140	2,747,154
Jones Lang LaSalle, Inc. (a)	41,500	7,256,690
WeWork, Inc. (a)	1,483,700	7,448,174
		47,017,467

TOTAL REAL ESTATE		582,665,006

UTILITIES - 3.0%
Electric Utilities - 2.0%
American Electric Power Co., Inc.	266,618	25,579,331
Avangrid, Inc. (b)	91,100	4,201,532
Constellation Energy Corp.	425,859	24,384,686
Duke Energy Corp.	93,900	10,067,019
Edison International	215,682	13,639,730
Entergy Corp.	221,200	24,915,968
Eversource Energy	60,100	5,076,647
Exelon Corp.	621,779	28,179,024
FirstEnergy Corp.	439,279	16,863,921
NextEra Energy, Inc.	1,077,817	83,487,705
OGE Energy Corp.	175,200	6,755,712
PG&E Corp. (a)	2,084,506	20,803,370
PNM Resources, Inc.	15,800	754,924
PPL Corp.	706,700	19,172,771
Southern Co.	718,055	51,204,502
		335,086,842
Gas Utilities - 0.0%
Southwest Gas Corp.	62,300	5,425,084
Independent Power and Renewable Electricity Producers - 0.3%
Clearway Energy, Inc. Class A	44,888	1,435,069
NextEra Energy Partners LP	126,275	9,364,554
Sunnova Energy International, Inc. (a)	40,166	740,259
The AES Corp.	795,896	16,721,775
Vistra Corp.	634,678	14,502,392
		42,764,049
Multi-Utilities - 0.7%
CenterPoint Energy, Inc.	462,298	13,674,775
Consolidated Edison, Inc.	16,100	1,531,110
Dominion Energy, Inc.	405,613	32,371,974
NiSource, Inc.	578,052	17,046,753
Public Service Enterprise Group, Inc.	315,900	19,990,152
Sempra Energy	173,588	26,085,069
		110,699,833

TOTAL UTILITIES		493,975,808

TOTAL COMMON STOCKS
(Cost $13,135,863,159)		16,442,951,211

Preferred Stocks - 0.4%
Convertible Preferred Stocks - 0.3%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
Reddit, Inc. Series F (c)(e)	236,672	9,301,210
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. Series F (e)	160,054	7,723,598
HEALTH CARE - 0.2%
Biotechnology - 0.1%
Asimov, Inc. Series B (c)(e)	35,044	2,321,315
Caris Life Sciences, Inc. Series D (a)(c)(e)	1,077,331	5,968,414
Element Biosciences, Inc. Series C (c)(e)	195,016	2,663,919
ElevateBio LLC Series C (a)(c)(e)	626,000	2,862,698
Inscripta, Inc. Series E (a)(c)(e)	423,474	2,574,722
		16,391,068
Health Care Providers & Services - 0.0%
dMed Biopharmaceutical Co. Ltd. Series C (a)(c)(e)	416,172	2,996,438
Health Care Technology - 0.1%
Aledade, Inc.:
Series B1 (a)(c)(e)	67,586	3,366,459
Series E1 (c)(e)	14,822	738,284
Omada Health, Inc. Series E (c)(e)	597,550	1,649,238
Wugen, Inc. Series B (c)(e)	155,150	671,800
		6,425,781
Pharmaceuticals - 0.0%
Aristea Therapeutics, Inc. Series B (a)(c)(e)	391,809	3,671,250
Galvanize Therapeutics Series B (c)(e)	1,112,588	1,926,208
		5,597,458
TOTAL HEALTH CARE		31,410,745

TOTAL CONVERTIBLE PREFERRED STOCKS		48,435,553

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.1%
Circle Internet Financial Ltd. Series E (e)	388,096	18,728,038
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Thriveworks TopCo LLC Series B (c)(e)(f)	141,317	4,056,252

TOTAL NONCONVERTIBLE PREFERRED STOCKS		22,784,290

TOTAL PREFERRED STOCKS
(Cost $72,186,702)		71,219,843
	Principal Amount	Value

Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Affirm Holdings, Inc. 0% 11/15/26 (Cost $7,109,200)(d)	11,914,000	6,669,093

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.66% to 1.7% 7/7/22 to 9/29/22 (g)
(Cost $26,009,784)	26,120,000	26,013,107
	Shares	Value

Money Market Funds - 1.7%
Fidelity Cash Central Fund 1.58% (h)	149,607,652	$149,637,573
Fidelity Securities Lending Cash Central Fund 1.58% (h)(i)	130,618,752	130,631,814
TOTAL MONEY MARKET FUNDS
(Cost $280,269,387)		280,269,387
TOTAL INVESTMENT IN SECURITIES - 101.2%
(Cost $13,521,438,232)		16,827,122,641
NET OTHER ASSETS (LIABILITIES) - (1.2)%		(194,406,327)
NET ASSETS - 100%		$16,632,716,314

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	207	Sept. 2022	$39,221,325	$(4,666)	$(4,666)

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $24,459,293 or 0.1% of net assets.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $111,045,724 or 0.7% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $26,013,107.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Aledade, Inc. Series B1	5/7/21	$2,587,915
Aledade, Inc. Series E1	5/20/22	$738,349
Ant International Co. Ltd. Class C	5/16/18	$21,348,159
Aristea Therapeutics, Inc. Series B	10/6/20	$2,160,317
Asimov, Inc. Series B	10/29/21	$3,247,902
Caris Life Sciences, Inc. Series D	5/11/21	$8,726,381
Circle Internet Financial Ltd. Series E	5/11/21	$6,298,800
Circle Internet Financial Ltd. Series F	5/9/22	$6,744,676
Cyxtera Technologies, Inc.	2/21/21	$3,199,030
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$5,910,953
Element Biosciences, Inc. Series C	6/21/21	$4,008,885
ElevateBio LLC Series C	3/9/21	$2,626,070
Galvanize Therapeutics Series B	3/29/22	$1,926,207
Inscripta, Inc. Series E	3/30/21	$3,739,275
Omada Health, Inc. Series E	12/22/21	$3,582,432
Reddit, Inc. Series F	8/11/21	$14,625,004
Starling Bank Ltd. Series D	6/18/21	$8,257,037
The Beauty Health Co.	12/8/20	$6,000,000
The Oncology Institute, Inc.	6/28/21	$7,619,360
Thriveworks TopCo LLC Series B	7/23/21 - 2/25/22	$4,060,362
Wugen, Inc. Series B	7/9/21	$1,203,173

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 1.58%	$554,315,775	$5,933,434,673	$6,338,112,874	$496,079	$--	$(1)	$149,637,573	0.3%
Fidelity Securities Lending Cash Central Fund 1.58%	52,585,595	1,246,165,839	1,168,119,620	898,482	--	--	130,631,814	0.3%
Total	$606,901,370	$7,179,600,512	$7,506,232,494	$1,394,561	$--	$(1)	$280,269,387

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of June 30, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,452,273,699	$1,442,972,489	$--	$9,301,210
Consumer Discretionary	1,849,131,960	1,806,681,096	42,450,864	--
Consumer Staples	1,081,997,462	1,071,016,040	10,981,420	2
Energy	721,572,830	721,572,830	--	--
Financials	1,779,085,524	1,668,619,199	77,285,851	33,180,474
Health Care	2,412,306,915	2,271,738,660	108,632,481	31,935,774
Industrials	1,426,370,595	1,426,370,595	--	--
Information Technology	4,244,821,303	4,242,264,112	2,557,191	--
Materials	469,969,952	469,969,952	--	--
Real Estate	582,665,006	582,665,006	--	--
Utilities	493,975,808	493,975,808	--	--
Corporate Bonds	6,669,093	--	6,669,093	--
U.S. Government and Government Agency Obligations	26,013,107	--	26,013,107	--
Money Market Funds	280,269,387	280,269,387	--	--
Total Investments in Securities:	$16,827,122,641	$16,478,115,174	$274,590,007	$74,417,460
Derivative Instruments:
Liabilities
Futures Contracts	$(4,666)	$(4,666)	$--	$--
Total Liabilities	$(4,666)	$(4,666)	$--	$--
Total Derivative Instruments:	$(4,666)	$(4,666)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of June 30, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(4,666)
Total Equity Risk	0	(4,666)
Total Value of Derivatives	$0	$(4,666)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		June 30, 2022
Assets
Investment in securities, at value (including securities loaned of $126,783,132) — See accompanying schedule: Unaffiliated issuers (cost $13,241,168,845)	$16,546,853,254
Fidelity Central Funds (cost $280,269,387)	280,269,387
Total Investment in Securities (cost $13,521,438,232)		$16,827,122,641
Receivable for investments sold		334,420,071
Receivable for fund shares sold		1,299,777
Dividends receivable		13,627,218
Distributions receivable from Fidelity Central Funds		467,244
Other receivables		9,830
Total assets		17,176,946,781
Liabilities
Payable to custodian bank	$141,504
Payable for investments purchased	25,666,446
Payable for fund shares redeemed	383,973,831
Payable for daily variation margin on futures contracts	3,792,432
Other payables and accrued expenses	24,440
Collateral on securities loaned	130,631,814
Total liabilities		544,230,467
Net Assets		$16,632,716,314
Net Assets consist of:
Paid in capital		$13,307,759,357
Total accumulated earnings (loss)		3,324,956,957
Net Assets		$16,632,716,314
Net Asset Value, offering price and redemption price per share ($16,632,716,314 ÷ 162,632,170 shares)		$102.27

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended June 30, 2022
Investment Income
Dividends		$257,986,584
Interest		22,309
Income from Fidelity Central Funds (including $898,482 from security lending)		1,394,561
Total income		259,403,454
Expenses
Custodian fees and expenses	$98,254
Independent directors' fees and expenses	86,506
Interest	17,058
Miscellaneous	189
Total expenses		202,007
Net investment income (loss)		259,201,447
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,315,742,577
Redemptions in-kind with affiliated entities	3,072,585,365
Foreign currency transactions	2,321,013
Futures contracts	9,775,251
Total net realized gain (loss)		4,400,424,206
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(7,649,621,839)
Fidelity Central Funds	(1)
Unfunded commitments	1,122,983
Assets and liabilities in foreign currencies	(2,690,502)
Futures contracts	(2,016,195)
Total change in net unrealized appreciation (depreciation)		(7,653,205,554)
Net gain (loss)		(3,252,781,348)
Net increase (decrease) in net assets resulting from operations		$(2,993,579,901)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended June 30, 2022	For the period September 18, 2020 (commencement of operations) through June 30, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$259,201,447	$222,684,363
Net realized gain (loss)	4,400,424,206	1,867,679,942
Change in net unrealized appreciation (depreciation)	(7,653,205,554)	5,252,737,508
Net increase (decrease) in net assets resulting from operations	(2,993,579,901)	7,343,101,813
Distributions to shareholders	(1,982,604,210)	(325,383,396)
Affiliated share transactions
Proceeds from sales of shares	1,480,601,338	1,706,447,125
Net asset value of shares issued in exchange for the net assets of the Target Fund(s) (see Merger information note)	–	21,629,434,310
Reinvestment of distributions	1,982,604,210	325,383,378
Cost of shares redeemed	(10,094,925,893)	(2,438,362,460)
Net increase (decrease) in net assets resulting from share transactions	(6,631,720,345)	21,222,902,353
Total increase (decrease) in net assets	(11,607,904,456)	28,240,620,770
Net Assets
Beginning of period	28,240,620,770	–
End of period	$16,632,716,314	$28,240,620,770
Other Information
Shares
Sold	11,218,721	14,502,448
Issued in exchange for the shares of the Target Fund(s) (see Merger Information note)	–	216,294,365
Issued in reinvestment of distributions	15,351,739	2,778,660
Redeemed	(76,700,915)	(20,812,848)
Net increase (decrease)	(50,130,455)	212,762,625

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity U.S. Equity Central Fund

Years ended June 30,	2022	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$132.73	$100.00
Income from Investment Operations
Net investment income (loss)B,C	1.41	1.05
Net realized and unrealized gain (loss)	(19.85)	33.21
Total from investment operations	(18.44)	34.26
Distributions from net investment income	(1.38)	(.87)
Distributions from net realized gain	(10.64)	(.66)
Total distributions	(12.02)	(1.53)
Net asset value, end of period	$102.27	$132.73
Total ReturnD,E	(15.73)%	34.47%
Ratios to Average Net AssetsC,F,G
Expenses before reductions	- %H	- %H,I
Expenses net of fee waivers, if any	- %H	- %H,I
Expenses net of all reductions	- %H	- %H,I
Net investment income (loss)	1.10%	1.12%I
Supplemental Data
Net assets, end of period (000 omitted)	$16,632,716	$28,240,621
Portfolio turnover rateJ	34%K	47%I,L

 A For the period September 18, 2020 (commencement of operations) through June 30, 2021.

 B Calculated based on average shares outstanding during the period.

 C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount represents less than .005%.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended June 30, 2022

1. Organization.

Fidelity U.S. Equity Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of June 30, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of June 30, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), redemptions in-kind, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,791,731,317
Gross unrealized depreciation	(1,550,114,294)
Net unrealized appreciation (depreciation)	$3,241,617,023
Tax Cost	$13,585,505,618

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,422,169
Undistributed long-term capital gain	$54,875,427
Net unrealized appreciation (depreciation) on securities and other investments	$3,238,659,361

The tax character of distributions paid was as follows:

	June 30, 2022	June 30, 2021(a)
Ordinary Income	$470,361,792	$ 185,170,340
Long-term Capital Gains	1,512,242,418	140,213,056
Total	$1,982,604,210	$ 325,383,396

 (a) For the period September 18, 2020 (commencement of operations) through June 30, 2021.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity U.S. Equity Central Fund	Twitter, Inc.	$3,189,507

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity U.S. Equity Central Fund	4,056,252.02

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. Investment objectives allow a fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity U.S. Equity Central Fund	7,862,206,545	9,665,975,602

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity U.S. Equity Central Fund	$168,579

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with FMR, or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity U.S. Equity Central Fund	Borrower	$144,159,000	1.06%	$17,058

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity U.S. Equity Central Fund	549,877,195	653,434,057	66,944,061

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity U.S. Equity Central Fund	42,998,101	3,072,585,365	6,008,984,643

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity U.S. Equity Central Fund	37,531

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity U.S. Equity Central Fund	$94,523	$92,693	$765,930

8. Other.

A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Prior Fiscal Year Merger Information.

On September 18, 2020, the Fund acquired all of the assets and assumed all of the liabilities of each Target Fund listed in the below table pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The securities held by each Target Fund were the primary assets acquired by the Fund. Each acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of each Target Fund at their respective net asset value on the acquisition date. The reorganization provides shareholders of each Target Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of each Target Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from each Target Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Target Funds	Securities $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Communication Services Central Fund	2,141,812,833	519,302,172	2,120,801,164	21,208,011	2.404169
Fidelity Consumer Discretionary Central Fund	2,379,545,185	1,008,679,474	2,377,079,793	23,770,800	4.114729
Fidelity Consumer Staples Central Fund	1,404,755,423	183,109,941	1,408,546,669	14,085,469	2.173535
Fidelity Energy Central Fund	492,966,055	(166,203,567)	492,316,660	4,923,164	.592504
Fidelity Financials Central Fund	2,972,669,112	121,195,967	2,979,099,815	29,791,012	.892308
Fidelity Health Care Central Fund	3,329,427,513	1,050,591,177	3,330,176,008	33,301,760	5.057539
Fidelity Industrials Central Fund	1,767,416,176	475,772,074	1,769,747,563	17,697,476	2.866827
Fidelity Information Technology Central Fund	6,093,403,752	2,363,995,847	6,085,657,837	60,856,583	5.380155
Fidelity Materials Central Fund	509,207,518	93,756,573	509,656,880	5,096,569	2.038593
Fidelity Utilities Central Fund	555,511,461	56,313,305	556,351,921	5,563,521	1.681890

Surviving Fund	Net assets $	Total net assets after the acquisition $
Fidelity U.S. Equity Central Fund	100	21,629,434,410

Pro forma results of operations of the combined entity for the entire period ended June 30, 2021 as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$285,180,268
Total net realized gain (loss)	2,242,434,479
Total change in net unrealized appreciation (depreciation)	6,315,625,250
Net increase (decrease) in net assets resulting from operations	$8,843,239,997

Because the combined investment portfolios have been managed as a single portfolio since each acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that has been included in the Fund's Statement of Operations since September 18, 2020.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity U.S. Equity Central Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity U.S. Equity Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of June 30, 2022, the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year then ended and for the period from September 18, 2020 (commencement of operations) through June 30, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, and the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year then ended and for the period from September 18, 2020 (commencement of operations) through June 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 12, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 316 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2022 to June 30, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period-B January 1, 2022 to June 30, 2022
Fidelity U.S. Equity Central Fund	.0012%
Actual		$1,000.00	$782.70	$.01
Hypothetical-C		$1,000.00	$1,024.79	$.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended June 30, 2022, $ 1,346,292,580, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the short-term capital gain dividends distributed in December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates 0%, 37%, 100%, and 100% of the dividends distributed in September, December, March, and June, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 7%, 44%, 100%, and 100% of the dividends distributed in September, December, March, and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 7%, 7%, 0%, and 0% of the dividends distributed in September, December, March, and June, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity U.S. Equity Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, but did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2020 through November 30, 2021. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

USE-ANN-0822
1.9900193.101

Item 2.

Code of Ethics

As of the end of the period, June 30, 2022, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity U.S. Equity Central Fund (the “Fund”):

Services Billed by Deloitte Entities

June 30, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity U.S. Equity Central Fund	$46,700	$-	$9,900	$1,000

June 30, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity U.S. Equity Central Fund	$38,100	$-	$7,000	$700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	June 30, 2022A	June 30, 2021 A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	June 30, 2022A	June 30, 2021A
Deloitte Entities	$468,500	$529,300

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be

compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	August 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	August 19, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	August 19, 2022